UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2013

POLYONE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

PolyOne Center, 33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices and Zip Code)

(440) 930-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on March 13, 2013 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition by PolyOne Corporation of Spartech Corporation (“Spartech”) on March 13, 2013. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(1) The historical audited consolidated financial statements of Spartech required by Item 9.01(a) are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(2) The historical unaudited consolidated financial statements of Spartech required by Item 9.01(a) are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements required by Item 9.01(b) are attached hereto as Exhibit 99.3 to this current Report on Form 8-K and is incorporated by reference herein.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated October 23, 2012, by and among PolyOne Corporation, 2012 RedHawk, Inc., 2012 RedHawk, LLC (n/k/a PolyOne Designed Structures and Solutions LLC) and Spartech Corporation (attached as Exhibit 2.1 to PolyOne’s Current Report on Form 8-K filed on October 23, 2012 and incorporated by reference herein).

23.1	Consent of Ernst & Young LLP.

99.1	The historical audited consolidated financial statements of Spartech as of and for the fiscal year ended November 3, 2012 (incorporated by reference to Part II, Item 8 of Spartech’s Annual Report on Form 10-K for the fiscal year ended November 3, 2012, filed with the SEC on December 17, 2012, as amended by Amendment No. 1, filed with the SEC on March 1, 2013 (Commission File No. 001-05911)).

99.2	The historical unaudited consolidated financial statements of Spartech as of February 2, 2013 and for the quarters ended February 2, 2013 and February 4, 2012 (incorporated by reference to Part I, Item 1 of Spartech’s Quarterly Report on Form 10-Q for the quarter ended February 2, 2013, filed with the SEC on March 12, 2013 (Commission File No. 001-05911)).

99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

Date: May 1, 2013	By:	/s/ Richard J. Diemer Jr.
	Name:	Richard J. Diemer Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated October 23, 2012, by and among PolyOne Corporation, 2012 RedHawk, Inc., 2012 RedHawk, LLC (n/k/a PolyOne Designed Structures and Solutions LLC) and Spartech Corporation (attached as Exhibit 2.1 to PolyOne’s Current Report on Form 8-K filed on October 23, 2012 and incorporated by reference herein).

23.1	Consent of Ernst & Young LLP.

99.1	The historical audited consolidated financial statements of Spartech as of and for the fiscal year ended November 3, 2012 (incorporated by reference to Part II, Item 8 of Spartech’s Annual Report on Form 10-K for the fiscal year ended November 3, 2012, filed with the SEC on December 17, 2012, as amended by Amendment No. 1, filed with the SEC on March 1, 2013 (Commission File No. 001-05911)).

99.2	The historical unaudited consolidated financial statements of Spartech as of February 2, 2013 and for the quarters ended February 2, 2013 and February 4, 2012 (incorporated by reference to Part I, Item 1 of Spartech’s Quarterly Report on Form 10-Q for the quarter ended February 2, 2013, filed with the SEC on March 12, 2013 (Commission File No. 001-05911)).

99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2012.